UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2005

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-28304 (Commission File Number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive offices)	92506 (Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

       On January 21, 2005, Provident Financial Holdings, Inc. ("Corporation"), NASDAQ: PROV, the holding company for Provident Savings Bank, F.S.B., announced that the Corporation posted its Financial Highlights Presentation on the Corporation's website, www.myprovident.com, under Presentations in the Investor Relations section. A copy of the Presentation attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

       (c)      Exhibits

       99.1   Financial Highlights of Provident Financial Holdings, Inc.


SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2005	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes Donavon P. Ternes Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT 99.1

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PROVIDENT

Provident Financial Holdings, Inc.

December 31, 2004

www. myprovident.com

PROVIDENT
Provident Financial Holdings, Inc.

Safe-Harbor Statement

This presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2004. Forward-looking statements are effective only as of the date that they are made and the Company assumes no obligation to update this information.

PROVIDENT
Provident Financial Holdings, Inc.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq NM:	PROV
Share price:	$28.81
52-week range:	$22.00 - $29.58
Shares outstanding	7,011,935 shares
Market cap:	$202.0 million
P/E (ttm):	11.62
EPS (ttm):	$2.48
Annual div & yield:	$0.56 (1.94%)
Div distribution date:	17-Dec-04
Div record date:	23-Nov-04
As of December 31, 2004.	

PROVIDENT
Provident Financial Holdings, Inc.

Organizational Chart


Provident Financial Holdings (Holding Company)
Provident Bank
Mortgage Banking (Provident Bank Mortgage)
Community Banking (Provident Bank)
Provident Financial Corp
Real Estate Operations

PROV Overview

PROVIDENT
Provident Financial Holdings, Inc.

Regional Banking Services Company Based in the Inland Empire Area of Southern California

- Strong organic growth rate
- Expanding customer base and market
- Strong mortgage operations
- Outstanding asset quality
- Largest independent community bank headquartered in Riverside County, California

PROV Overview

PROVIDENT
Provident Financial Holdings, Inc.

Southern California


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
Riverside
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Office:

- Rancho Cucamonga

Retail Offices:

- Call Center, Riverside
- City of Industry
- Corona
- Fullerton
- Glendora
- Huntington Beach
- La Quinta
- Rancho Mirage
- Riverside
- Torrance

Provident Financial Holdings, Inc.

Attractive Inland Empire Market

- Here the biggest entry is No. 2 Riverside-San Bernardino, a region with more than 3 million people east of Los Angeles. In many ways, the region, known as the Inland-Empire, is the polar opposite of places like San Jose -- its economic drivers are mundane industries such as housing construction, warehousing, and diversified manufacturing

Source: Inc. Magazine, March 2004, "Top 25 Cities for Doing Business in America."

- In July, nearly one-third of the roughly 33,000 homes purchased in Southern California were in Riverside and San Bernardino counties, a record, according to DataQuick Information Systems a La Jolla firm that compiles monthly housing statistics

Source: Los Angeles Times, August 19,2004.

- With a 2004 population of nearly 3.7 million people living in 1.1 million households, the area is growing by 2.8 percent per year, more than twice the U.S. annual population growth rate of 1.2 percent

Source: Western Real Estate Business, August 2004.

Business Strategy

Provident Financial Holdings, Inc.

Holding Company

- Prudent share repurchase program
- Prudent cash dividend policy

Provident Bank

- Asset growth - loans vs. investments
- Loan portfolio mix - "preferred loans" vs. single-family loans
- Deposit growth vs. wholesale funding
- Deposit mix - transaction accounts vs. CDs

Provident Bank Mortgage

- Loan origination mix - retail vs. wholesale
  purchase vs. refinance
- High margin products - e.g. seconds, alt-A fixed and alt-A adjustable loans vs. all other loans

PROV Highlights

PROVIDENT
Provident Financial Holdings, Inc.

Financial Position:	As of 12/31/2004	As of 09/30/2003
Total assets …………………	$ 1.52 billion	$ 1.16 billion
Loans held for investment …….	$ 1.04 billion	$ 788.0 million
Deposits ………………………	$ 911.4 million	$ 790.9 million
Equity ……………………………	$ 116.4 million	$ 102.4 million
Tangible equity ………………	$ 116.3 million	$ 102.2 million

Financial Results:	Quarter Ended 12/31/2004	Quarter Ended 09/30/2003
Net income ……………………	$ 5.0 million	$ 3.6 million
Return on average equity …….	17.60%	13.84%
Return on average assets …….	1.37%	1.18%
Net interest margin …………..	2.93%	2.88%
Efficiency ratio ……………….	47.65%	53.13%
Total loan originations ………..	$ 527.0 million	$ 519.2 million
Provident Bank …………….	$ 62.0 million	$ 50.5 million
Provident Bank Mortgage …	$ 465.0 million	$ 468.7 million

Provident Financial Holdings, Inc.

Quarterly Net Income



(In millions)
30% C.A.G.R.*
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$3.6
$3.1
$4.1
$4.3
$4.3
$5.0
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/03 through 12/31/04.

Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments



(In millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$3.2
$2.9
$2.6
$2.8
$2.7
$4.4
$4.2
$3.9
$4.5
$3.3
$4.5
$4.1
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)
Community Banking
Mortgage Banking

PROVIDENT
Provident Financial Holdings, Inc.

Quarterly Net Interest Income



(In millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
19% C.A.G.R.*
$8.4
$8.8
$9.6
$9.4
$10.0
$10.4
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/03 through 12/31/04.

PROVIDENT
Provident Financial Holdings, Inc.

Non-Interest Income

(In millions)



$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$1.5
$3.2
$1.4
$2.7
$1.3
$3.6
$1.6
$4.8
$1.7
$4.4
$1.4
$5.1
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)
Gain on Sale of Loans
Other Fees

Operating Expenses



(In millions)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$7.0
$7.2
$7.0
$7.6
$7.6
$8.0
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)

Net Interest Margin



3.10%
3.05%
3.00%
2.95%
2.90%
2.85%
2.80%
2.75%
2.88%
2.95%
3.09%
2.95%
3.03%
2.93%
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)

G&A to Average Assets

PROVIDENT
Provident Financial Holdings, Inc.



2.35%
2.30%
2.25%
2.20%
2.15%
2.10%
2.05%
2.00%
2.30%
2.31%
2.12%
2.28%
2.22%
2.18%
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Efficiency Ratio



56.00%
54.00%
52.00%
50.00%
48.00%
46.00%
44.00%
42.00%
53.13%
55.92%
48.12%
48.02%
47.43%
47.65%
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)

Return on Average Assets



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.18%
0.99%
1.25%
1.29%
1.24%
1.37%
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)

Provident Financial Holdings, Inc.

Return on Average Equity



18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.84%
11.90%
15.33%
15.47%
15.35%
17.60%
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Diluted Earnings per Share



35% C.A.G.R.*
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.49
$0.43
$0.57
$0.60
$0.60
$0.71
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/03 through 12/31/04.

Book Value per Share

Provident Financial Holdings, Inc.


13% C.A.G.R.*
$17.00
$16.50
$16.00
$15.50
$15.00
$14.50
$14.00
$13.50
$13.00
$14.31
$14.28
$14.55
$14.52
$15.26
$15.24
$15.51
$15.49
$16.03
$16.01
$16.60
$16.59
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)
Book Value per Share
Tangible Book Value per Share

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/03 through 12/31/04.

Provident Financial Holdings, Inc.

Community Banking

PROVIDENT Bank™

More like you every day.

Total Assets



(In millions)
24% C.A.G.R.*
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,162
$1,298
$1,374
$1,319
$1,446
$1,516
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/03 through 12/31/04.

PROVIDENT
Provident Financial Holdings, Inc.

Loan to Investment Mix



(In millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$236
$291
$277
$253
$269
$263
$788
$870
$881
$863
$957
$1,039
25% C.A.G.R.*
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)
Loans Held for Investment
Investment Securities

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/03 through 12/31/04.

Provident Bank Loan Originations ("Preferred Loans")

PROVIDENT
Provident Financial Holdings, Inc.



18% C.A.G.R.*
(In millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$51
$57
$67
$72
$85
$62
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/03 through 12/31/04.

Loan Portfolio Mix
(Loans Held for Investment)

PROVIDENT
Provident Financial Holdings, Inc.



As of 12/31/2004
Single-Family
"Preferred Loans"
Other



As of 09/30/2003
$600
$500
$400
$300
$200
$100
$-
Single-Family
"Preferred Loans"
Other

Asset Quality

PROVIDENT
Provident Financial Holdings, Inc.

Non-Performing Assets ("NPA") & NPA to Total Assets


($ in thousands)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
(Percentage)

	09/03	12/03	03/04	06/04	09/04	12/04
Non-Performing Assets	$1,415	$2,497	$1,509	$1,085	$1,074	$1,146
NPA to Total Assets	0.12%	0.19%	0.11%	0.08%	0.07%	0.08%

Provident Financial Holdings, Inc.

Transaction Accounts, CDs & Borrowings



(In millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$244
$273
$518
$357
$253
$557
$385
$281
$564
$325
$290
$561
$426
$331
$544
$463
$381
$530
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Deposit Composition

PROVIDENT
Provident Financial Holdings, Inc.



As of 12/31/2004
$400
$350
$300
$250
$200
$150
$100
$50
$-
$314
$125
$48
$45
CD's
Savings
Interest Checking
Money Market
Non-Interest Checking



As of 09/30/2003
$-
CD's
Savings
Interest Checking
Money Market
Non-Interest Checking

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

PROVIDENT
Bank Mortgage ™

Faster funded home loans.

Provident Bank Mortgage Loan Originations

(In millions)



$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
$126
$343
$138
$189
$71
$247
$74
$314
$145
$291
$157
$308
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)
Saleable
Portfolio

PBM Purchase vs. Refinance



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	09/03	12/03	03/04	06/04	09/04	12/04
Refinance	55%	38%	47%	42%	32%	37%
Purchase	45%	62%	53%	58%	68%	63%

(Quarter Ended)

PBM Retail vs. Wholesale

PROVIDENT
Provident Financial Holdings, Inc.


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Wholesale (%)
Retail (%)

	09/03	12/03	03/04	06/04	09/04	12/04
Wholesale	57%	66%	59%	61%	73%	72%
Retail	43%	34%	41%	39%	27%	28%

(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

"Low Margin" vs. "High Margin" Products


(In millions)
$300
$250
$200
$150
$100
$50
$ -
$279
$64
$121
$68
$127
$120
$126
$188
$74
$217
$98
$210
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)
"Low Margin" Products
"High Margin" Products

Provident Financial Holdings, Inc.

Gain on Sale Margin



1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.14%
1.54%
1.17%
*
1.54%
1.53%
1.51%
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)

* Implemented SEC Staff Accounting Bulletin No. 105, "Application of Accounting Principles to Loan Commitments."

Capital Management

PROVIDENT
Provident Financial Holdings, Inc.

Stockholders' Equity


(In millions)
$120
$115
$110
$105
$100
$95
$102
$105
$110
$110
$112
$116
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)

Provident Financial Holdings, Inc.

Share Repurchase Program



400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
(# of Shares)

	09/03	12/03	03/04	06/04	09/04	12/04
Shares Repurchased	371,100	0	25,000	116,669	110,000	0
Average Cost per Share	$20.15	$0.00	$23.65	$24.03	$23.23	$0.00

(Quarter Ended)

Cash Dividend per Share


$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$-
$0.07
$0.07
$0.10
$0.10
$0.10
$0.14
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Consolidated Capital Ratio



9.00%
8.80%
8.60%
8.40%
8.20%
8.00%
7.80%
7.60%
7.40%
7.20%
7.00%
8.81%
8.80%
8.10%
8.09%
8.00%
7.99%
8.34%
8.33%
7.75%
7.74%
7.68%
7.67%
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)
Equity to Assets
Tangible Equity to Assets

PROVIDENT
Provident Financial Holdings, Inc.

Bank Capital Ratio


Tier 1 Core Capital Ratio
7.40%
7.20%
7.00%
6.80%
6.60%
6.40%
6.20%
6.00%
5.80%
7.24%
6.62%
6.43%
6.90%
6.43%
6.31%
09/03
12/03
03/04
06/04
09/04
12/04
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Stock Performance


$160
$150
$140
$130
$120
$110
$100
$90

	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Nov 2004
PROV	$100	$103	$125	$135	$123	$152	$153
Nasdaq Bank Index	$100	$105	$117	$119	$120	$123	$133
Nasdaq Stock Index	$100	$110	$123	$122	$126	$117	$129

Assumes that the value of the investment in the Company's Common Stock and in each Index was $100 on June 30, 2003 and that all dividends were reinvested.

PROVIDENT

Provident Financial Holdings, Inc.

PROV
NASDAQ
LISTED

www.myprovident.com